UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Consent Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Consent Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI CAPITAL CORP. THE LION FUND II, L.P. STEAK N SHAKE OPERATIONS, INC. SARDAR BIGLARI PHILIP L. COOLEY
(Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 16, 2014

CRACKER BARREL OLD COUNTRY STORE, INC.

SOLICITATION STATEMENT

TO REQUEST A SPECIAL MEETING OF SHAREHOLDERS

BY

BIGLARI CAPITAL CORP.

WHY YOU WERE SENT THIS SOLICITATION STATEMENT

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari,” “our,” or “we”) are the beneficial owners of an aggregate of 4,737,794 shares of common stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”), representing approximately 19.9% of the Company’s outstanding shares and making us Cracker Barrel’s largest shareholder.  We believe that the Board of Directors of Cracker Barrel (the “Board”) should immediately review all potential extraordinary transactions, including the sale of the Company.

Accordingly, we are hereby asking you to help us request that the management of Cracker Barrel call a special meeting of shareholders of the Company. This Solicitation Statement and the accompanying WHITE request card are being furnished to holders of the Common Stock.  Biglari seeks to request that the Company call a special meeting of the Company’s shareholders for the following purposes:  (i) to approve a non-binding proposal for the Board to (a) immediately pursue all potential extraordinary transactions, including the sale of the Company, and (b) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari to engage in an extraordinary transaction with the Company, and (ii) to transact such other business as may properly come before the special meeting (items (i) and (ii) above are collectively referred to as the “Proposals”).  At this time, Biglari is only soliciting your request to call the special meeting. Biglari is not currently seeking your proxy, consent, authorization or agent designation for approval of the Proposals or any other actions. In the event the special meeting is called, Biglari will send you proxy materials relating to the Proposals to be voted upon at the special meeting.

Section 6.2 of Cracker Barrel’s Amended and Restated Bylaws (the “Bylaws”) provides that a special meeting of the Company’s shareholders shall be called by the Chief Executive Officer, the President or the Secretary of the Company at the written request of any person or persons holding of record not less than twenty percent (20%) of all the votes entitled to be cast on any issue contemplated to be considered at such proposed special meeting.  As of the close of business on January 16, 2014, Biglari collectively beneficially owned, and had the right to vote, 4,737,794 shares of the Common Stock, representing approximately 19.9% of the outstanding Common Stock of the Company.

This Solicitation Statement and the accompanying WHITE request card are first being mailed to shareholders on or about [___________], 2014.  Requests to call a special meeting should be delivered as promptly as possible, by mail (using the enclosed envelope), to Biglari’s solicitation agent, [____________], as set forth below.

THIS SOLICITATION IS BEING MADE BY BIGLARI, AND NOT ON BEHALF OF THE COMPANY’S BOARD.  AT THIS TIME, BIGLARI IS NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSALS. BIGLARI IS ONLY SOLICITING YOUR WRITTEN REQUEST TO CALL THE SPECIAL MEETING.  AFTER THE SPECIAL MEETING HAS BEEN CALLED, BIGLARI WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSALS.  YOUR WRITTEN REQUEST IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. BIGLARI URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE REQUEST CARD TO CALL A SPECIAL MEETING AS PROMPTLY AS POSSIBLE.

WE URGE YOU NOT TO SIGN ANY REVOCATION OF CONSENT CARD THAT MAY BE SENT TO YOU BY THE COMPANY. IF YOU HAVE DONE SO, YOU MAY REVOKE THAT REVOCATION OF CONSENT BY DELIVERING A LATER DATED WHITE REQUEST CARD TO BIGLARI, IN CARE OF [____________], WHICH IS ASSISTING US IN THIS SOLICITATION, AT THEIR ADDRESS LISTED ON THE FOLLOWING PAGE, OR TO THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

IMPORTANT

IF YOUR SHARES OF COMMON STOCK ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE REQUEST CARD TO [____________] IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WRITTEN REQUEST WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WRITTEN REQUEST TO BE SIGNED REPRESENTING YOUR SHARES OF COMMON STOCK. BIGLARI URGES YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO BIGLARI IN CARE OF [____________] TO THE ADDRESS BELOW, SO THAT BIGLARI WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

IF YOU HAVE ANY QUESTIONS ABOUT EXECUTING OR DELIVERING YOUR WHITE REQUEST CARD OR REQUIRE ASSISTANCE, PLEASE CONTACT:

[____________]
[____________]
[____________]

Shareholders call toll free at: [____________]

Banks and brokers call: [____________]

We have called upon the Board to review all potential extraordinary transactions, including a sale of the Company. We believe the Board’s primary aim should be to sell to the highest bidder in order to maximize value for all shareholders.

We are seeking your support to request that the Company call a special meeting of shareholders, in accordance with the applicable provisions of its Bylaws and the Tennessee Business Corporation Act.  If we are successful in our solicitation of written requests and the special meeting of shareholders is called and held, Biglari expects to present, at the special meeting, a proposal to approve a non-binding proposal for the Board to (a) immediately pursue all potential extraordinary transactions, including the sale of the Company, and (b) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari to engage in an extraordinary transaction with the Company.

PAST CONTACTS

At the Company’s 2011, 2012 and 2013 annual meetings of shareholders, Biglari previously had nominated individuals for election to the Board. The following is a chronology of events leading up to the current solicitation:

•
On December 18, 2013, Biglari filed a Schedule 13D/A with the Securities and Exchange Commission (the “SEC”) stating that the Board should review all potential extraordinary transactions, including the sale of the Company, to create an immediate realization of value for the benefit of all stockholders. Because of Biglari’s substantial investment in the Company and because Biglari does not hold representation on the Board, Biglari stated its willingness to participate in a process in any capacity that it may deem advisable. In the event that the Board does not promptly announce definitive action to engage in a sale process, Biglari declared its intention to call a special meeting of shareholders to vote upon a non-binding resolution recommending that the Board pursue an extraordinary transaction, e.g., the sale of the Company.

•
On December 24, 2013, Sardar Biglari, Chairman of the Board and Chief Executive Officer of Biglari Capital, delivered a letter to James W. Bradford, Chairman of the Board of the Company, in which Mr. Biglari noted that the Board’s primary aim should be to sell to the highest bidder. Mr. Biglari stated that, as the Company’s lead investor, owning nearly 20% of the outstanding shares, Biglari was willing to lead the process by submitting a bid.  Mr. Biglari requested that the Board support Biglari’s efforts to seek an amendment to Tennessee law that would permit Biglari to engage in an extraordinary transaction with the Company and give all shareholders the ability to decide the future of their Company.  Mr. Biglari reaffirmed Biglari’s intention to call a special meeting of shareholders if the Board refused to take meaningful steps.

•	On December 30, 2013, the Company issued a press release in which it refused to commence a strategic alternatives review process.

THE SPECIAL MEETING

Biglari is soliciting written requests to have the Company call a special meeting of shareholders pursuant to the Company’s Bylaws and the Tennessee Business Corporation Act.  Biglari is furnishing this Solicitation Statement and the WHITE request card to enable you and the Company’s other shareholders to support us in requesting the special meeting be called and held. For the special meeting to be properly requested in accordance with the Bylaws, written requests in favor of calling the special meeting must be executed by the holders of record of not less than 20% of all votes entitled to be cast on any issue contemplated to be considered at the proposed special meeting.  According to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 1, 2013, as of November 20, 2013 there were 23,811,444 shares of Common Stock outstanding. Based on such number, and the fact that Biglari already owns in the aggregate 4,737,794 shares of Common Stock, additional written requests to call a special meeting from record holders of an aggregate of at least 24,495 shares of Common Stock will be required to request the Company to call the special meeting.  Please complete, sign and return the enclosed WHITE request card as promptly as possible.  The failure to sign and return the WHITE request card will have the same effect as opposing the calling of the special meeting.

If Biglari is successful in its solicitation of written requests, the Company will be required under its Bylaws to call and hold the special meeting.  Upon receipt of the requisite number of written requests from shareholders in favor of calling the special meeting, Biglari anticipates delivering such written requests to the Company promptly, together with written notice of the business proposed to be brought before the special meeting pursuant to Section 6.8 of the Bylaws.  The Bylaws then require the Company to mail notice of the special meeting, stating the place, date and time of the meeting and the purpose for which it is called, to shareholders entitled to vote at the meeting within thirty (30) days of the receipt of such written requests.  The Bylaws require such notice to be delivered at least ten (10) days and not more than two (2) months before the date of the meeting.

After the special meeting is called, Biglari intends to solicit proxies from you in support of the Proposals by sending you a notice of the special meeting, a proxy statement and a proxy card for use in connection with the special meeting.  At the special meeting, shareholders will be asked to vote “FOR” the Proposals.

Biglari expects to request, in any future proxy solicitation relating to the special meeting, authority (i) to initiate and vote for proposals to recess or adjourn the special meeting for any reason and (ii) to oppose and vote against any proposal to recess or adjourn the special meeting. Biglari does not currently anticipate additional proposals on any substantive matters. Nevertheless, Biglari reserves the right to either modify the Proposals or cause additional proposals to be identified in the notice of, and in, the proxy materials for the special meeting. Biglari is not aware of any other proposals to be brought before the special meeting. However, should other proposals be brought before the special meeting, Biglari will vote its proxies on such matters in its discretion.

WRITTEN REQUEST PROCEDURES

Pursuant to this Solicitation Statement, Biglari is soliciting written requests from holders of outstanding shares of Common Stock to call the special meeting. By executing a request, a shareholder is requesting the Company to call the special meeting and designate specified persons as the shareholder’s agents and is authorizing the designated agents (i) to request that the Company call the special meeting and hold the special meeting as soon as possible, and (ii) to exercise all rights of the holders of shares of Common Stock incidental to calling the special meeting and causing the purposes of the authority expressly granted pursuant to the written requests to the designated agents to be carried into effect, including to apply, if need be, to an appropriate court to order that the special meeting be held. Please note that written requests to call the special meeting do not grant the designated agent(s) the power to vote your shares of Common Stock at the special meeting and do not commit you to cast any vote in favor or against any proposal to be brought before the special meeting.  To vote on the matters to be brought before the special meeting, you must vote by proxy or in person at the special meeting.

You may revoke your written request to have the Company call a special meeting at any time before the delivery of requests from holders of shares of Common Stock representing in the aggregate, including shares held in the aggregate by Biglari, the requisite 20% threshold by delivering a written revocation to Biglari in care of [____________] at the address set forth on page 2 of this Solicitation Statement. Such a revocation must clearly state that your written request to call a special meeting is no longer effective.  Any revocation of a written request to call a special meeting will not affect any action taken by the designated agent(s) pursuant to the written request prior to such revocation.  Although such revocation is also effective if delivered to the Secretary of the Company or to such other recipient as the Company may designate as its agent, Biglari requests that either the original or photostatic copies of all revocations be mailed or faxed to Biglari, care of [____________], so that Biglari will be aware of all revocations and can more accurately determine if and when enough requests have been received from shareholders to call a special meeting.  While we urge you not to sign any revocation of a request card that may be sent to you by the Company, if you have done so or do so, you may revoke that revocation of your written request by delivering a later dated WHITE request card to Biglari, in care of [____________] at its address listed herein, or to the principal executive offices of the Company. If so properly delivered, a later dated WHITE request card will constitute an effective revocation of any earlier-dated written revocation.

Upon receipt of the requisite number of written requests from shareholders in favor of calling a special meeting, Biglari anticipates delivering such written requests to the Company promptly.

If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a written request or revoke any request previously given with respect to your shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and give instructions for a WHITE request card representing your shares to be signed. Biglari urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to Biglari care of [____________] at the address set forth on page 2 of this Solicitation Statement so that Biglari will be aware of all instructions given and can attempt to ensure that such instructions are followed.

SOLICITATION OF REQUESTS; EXPENSES

The entire expense of preparing and mailing this Solicitation Statement and any other soliciting material and the total expenditures relating to the solicitation of requests to call the special meeting will be borne by Biglari.  In addition to the use of the mails, requests may be solicited by Biglari by facsimile, telephone, telegraph, Internet, in person and by advertisements. Banks, brokerage houses, and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold, and Biglari will reimburse such institutions for their reasonable out-of-pocket expenses in so doing.

Biglari has retained [____________], a proxy solicitation firm, to assist in the solicitation of requests and the proxy solicitation in connection with the special meeting for a fee not to exceed $[________] plus reimbursement of reasonable out-of-pocket expenses. [____________] will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  That firm will utilize approximately [___] persons in its solicitation efforts.

Biglari estimates that its total expenditures relating to the solicitation of requests to call a special meeting and the solicitation of proxies for approval of the Proposals at the special meeting will be approximately $[_________].  Total cash expenditures to date relating to these solicitations have been approximately $[_________].

If Biglari is successful in its solicitation of requests to call a special meeting and in its solicitation of proxies approving the Proposals at the special meeting, it intends to seek reimbursement from the Company for the actual expenses incurred in connection with this solicitation and the solicitation of proxies approving the Proposals at the special meeting. Following the special meeting, Biglari will request that the Board approve a reimbursement of such expenses.  Biglari does not currently intend to submit such matter to a vote of the Company’s shareholders.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The participants in this solicitation are Biglari Capital, The Lion Fund II, L.P. (the “Lion Fund II”), Steak n Shake Operations, Inc. (“Steak n Shake”), Sardar Biglari, Philip L. Cooley and Steak n Shake’s director and executive officers listed on Schedule I.  The principal business of the Lion Fund II is purchasing, holding and selling securities for investment purposes. The principal business of Biglari Capital, which is wholly owned by Mr. Biglari, is serving as the general partner of The Lion Fund, L.P. and the Lion Fund II.  The principal business of Steak n Shake is the ownership, operation, and franchising of Steak n Shake restaurants.  The principal occupation of Sardar Biglari is serving as Chairman and Chief Executive Officer of Biglari Holdings Inc., a diversified holding company whose most important operating subsidiaries are involved in the franchising and operating of restaurants, Biglari Capital and Steak n Shake.  Philip L. Cooley serves as Vice Chairman of the Board of Directors of Biglari Holdings Inc. The principal business address of each of Biglari Capital, the Lion Fund II, Steak n Shake, Sardar Biglari and Philip L. Cooley is 17802 IH 10 West, Suite 400, San Antonio, Texas 78257.

See Schedule I for additional information relating to Steak n Shake’s director and executive officers who are participants in this solicitation.  No additional compensation will be paid to these individuals in connection with this solicitation.

As of the date hereof, the Lion Fund II directly owns 3,962,604 shares of Common Stock and Steak n Shake directly owns 775,190 shares of Common Stock.  By virtue of the relationships described above, each of Biglari Capital and Mr. Biglari may be deemed to beneficially own the 3,962,604 shares of Common Stock directly held by the Lion Fund II and Mr. Biglari may be deemed to beneficially own the 775,190 shares of Common Stock directly held by Steak n Shake.  As of the date hereof, none of the other participants in this solicitation directly owns any shares of Common Stock.

Each participant in this solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the 4,737,794 shares of Common Stock owned in the aggregate by the participants.  Each participant in this solicitation specifically disclaims beneficial ownership of the shares of Common Stock he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule II.

The shares of Common Stock owned collectively by the members of Biglari are held primarily in margin accounts maintained with prime brokers, which may extend margin credit as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies.  In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts.  No shares of Common Stock held by any of the members of Biglari are currently subject to any such pledge, other than the shares held by Steak n Shake, which are subject to a pledge under its existing credit facility.

On January 16, 2014, Biglari Capital, the Lion Fund II, Steak n Shake, Sardar Biglari and Philip L. Cooley entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) they agreed to solicit proxies or written consents to (i) request that Cracker Barrel call a special meeting of shareholders to approve the Proposals and (ii) approve the Proposals at any special meeting called for such purpose, and (b) Biglari Capital agreed to bear all expenses incurred in connection with the activities of the joint filing participants, subject to certain limitations.  Expenses related to proxy and consent solicitations conducted by Biglari will be paid by Biglari Holdings Inc. pursuant to the terms of the Shared Services Agreement, dated as of July 1, 2013, between Biglari Holdings Inc. and Biglari Capital.

Except as set forth in this Solicitation Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the special meeting; (xii) no participant in this solicitation holds any positions or offices with the Company; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no corporations or organizations, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS

The principal executive offices of the Company are located at 305 Hartmann Drive, Lebanon, Tennessee 37087.  Except as otherwise noted herein, the information concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Biglari does not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, it does not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.  For information regarding the security ownership of certain beneficial owners and management of the Company, see Schedule III.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement for its 2013 Annual Meeting of Shareholders, if you wish to submit a proposal to be included in the Company’s proxy statement for its 2014 Annual Meeting of Shareholders, proposals must be submitted by eligible shareholders who have complied with the relevant regulations of the SEC and must be received no later than June 4, 2014.  Shareholder proposals should be mailed to Corporate Secretary, Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087.

In addition, according to the Company’s proxy statement for its 2013 Annual Meeting of Shareholders, the Company’s Bylaws contain an advance notice provision requiring that, if a shareholder wants to present a proposal (including a nomination) at its 2014 Annual Meeting of shareholders (whether or not to be included in the Company’s proxy statement), the shareholder must provide timely written notice thereof to the Secretary of the Company.  In order to be timely, the notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the Annual Meeting.  The Company’s Bylaws set forth detailed information that must be submitted with any shareholder proposal.  In the event that the date of the 2014 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2014 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2014 Annual Meeting (or, if the first public announcement of the date of the 2014 Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the date on which public announcement of the date of the 2014 Annual Meeting is first made by the Company).  In the event that a shareholder proposal intended to be presented for action at an Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board of Directors in connection with that Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that Annual Meeting.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2014 Annual Meeting is based on information contained in the Company’s proxy statement for its 2013 Annual Meeting.  The incorporation of this information in this Solicitation Statement should not be construed as an admission by Biglari that such procedures are legal, valid or binding.

YOUR SUPPORT IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE SIGN, DATE AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED WHITE REQUEST CARD AS SOON AS POSSIBLE.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WRITTEN REQUEST WITH RESPECT TO YOUR COMMON STOCK. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WRITTEN REQUEST TO BE SIGNED REPRESENTING YOUR SHARES OF COMMON STOCK.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact [____________], Biglari’s solicitation agent, at the following address and telephone numbers:

[____________]
[____________]
[____________]

Shareholders call toll free at: [____________]

Banks and brokers call: [____________]

IT IS IMPORTANT THAT YOU SIGN AND DATE YOUR WHITE REQUEST CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS NECESSARY.

BIGLARI CAPITAL CORP.
[_____________], 2014

SCHEDULE I

INFORMATION CONCERNING STEAK N SHAKE’S DIRECTOR AND EXECUTIVE OFFICERS WHO ARE PARTICIPANTS IN THIS SOLICITATION

The principal occupations and business addresses of Steak n Shake’s director and executive officers who are participants in this solicitation are set forth below.

Name and Position	Present Principal Occupation	Principal Business Address
Sardar Biglari, Chairman of the Board and Chief Executive Officer	Chairman and Chief Executive Officer of Biglari Holdings, Biglari Capital and Steak n Shake	c/o Biglari Holdings Inc. 17802 IH 10 West Suite 400 San Antonio, Texas 78257

Duane E. Geiger, Chief Financial Officer, Vice President, Controller and Treasurer	Interim Chief Financial Officer and Vice President of Biglari Holdings	c/o Biglari Holdings Inc. 17802 IH 10 West Suite 400 San Antonio, Texas 78257

SCHEDULE II

TRANSACTIONS IN SECURITIES OF CRACKER BARREL
DURING THE PAST TWO YEARS

Class of Security	Securities Purchased/(Sold)	Date of Purchase/Sale

BIGLARI HOLDINGS INC.
Common Stock	150,030	09/27/2011
Common Stock	1,823	10/14/2011
Common Stock	118,886	01/03/2012
Common Stock	116,711	01/04/2012
Common Stock	180,100	01/05/2012
Common Stock	1,900	01/05/2012
Common Stock	160,000	01/06/2012
Common Stock	60,000	01/09/2012
Common Stock	65,000	01/10/2012
Common Stock	54,515	01/11/2012
Common Stock	1,300	01/12/2012
Common Stock	4,100	01/18/2012
Common Stock	52,500	01/23/2012
Common Stock	85,425	01/24/2012
Common Stock	14,575	01/24/2012
Common Stock	53,500	01/25/2012
Common Stock	47,407	01/26/2012
Common Stock	34,293	01/27/2012
Common Stock	62,200	02/10/2012
Common Stock	79,491	02/13/2012
Common Stock	20,000	02/14/2012
Common Stock	36,200	03/05/2012
Common Stock	47,656	03/06/2012
Common Stock	27,431	03/23/2012

Class of Security	Securities Purchased/(Sold)	Date of Purchase/Sale

Common Stock	15,300	03/28/2012
Common Stock	36,000	03/29/2012
Common Stock	37,700	03/30/2012
Common Stock	4,100	04/02/2012
Common Stock	46,000	04/04/2012
Common Stock	3,800	04/05/2012
Common Stock	65,000	04/09/2012
Common Stock	73,100	04/10/2012
Common Stock	21,488	04/16/2012
Common Stock	22,300	04/18/2012
Common Stock	7,300	05/04/2012
Common Stock	5,000	05/07/2012
Common Stock	15,000	05/08/2012
Common Stock	22,528	09/17/2012
Common Stock	4,000	09/18/2012
Common Stock	(198,741)1	09/24/2012
Common Stock	30,000	10/12/2012
Common Stock	4,000	10/15/2012
Common Stock	5,000	10/19/2012
Common Stock	13,200	10/23/2012
Common Stock	26,000	10/24/2012
Common Stock	5,800	10/26/2012
Common Stock	25,150	10/31/2012
Common Stock	3,391	11/01/2012
Common Stock	30,000	11/02/2012
Common Stock	(234,700)1	11/08/2012
Common Stock	(240,505)1	11/09/2012
Common Stock	89,910	12/11/2012
Common Stock	219,911	12/12/2012
Common Stock	194,395	12/13/2012

1 Shares transferred by Biglari Holdings Inc. to Steak n Shake at fair market value.

STEAK N SHAKE OPERATIONS, INC.
Common Stock	16,500	06/07/2012
Common Stock	2,200	06/08/2012
Common Stock	28,100	06/11/2012
Common Stock	6,200	06/13/2012
Common Stock	957	07/23/2012
Common Stock	45,087	07/24/2012
Common Stock	2,200	07/25/2012
Common Stock	198,7411	09/24/2012
Common Stock	234,7001	11/08/2012
Common Stock	240,5051	11/09/2012

Effective June 5, 2013, Biglari Holdings  Inc. contributed 500,000 shares of Common Stock to Steak n Shake, and effective July 1, 2013, Biglari Holdings Inc. and The Lion Fund, L.P. contributed 3,322,504 shares and 140,100 shares of Common Stock, respectively, to the Lion Fund II.  As a result, neither Biglari Holdings Inc. nor The Lion Fund, L.P. directly owns any securities of the Company.

Effective September 25, 2013, Steak n Shake contributed 500,000 shares of Common Stock to the Lion Fund II.

1 Shares transferred by Biglari Holdings Inc. to Steak n Shake at fair market value.

SCHEDULE III

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 2, 2013.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information for those who, as of September 23, 2013, were known by us to beneficially own more than 5% of our common stock. Percentage computations are based on 23,885,495 shares of our common stock outstanding as of September 23, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Sardar Biglari
17802 IH 10 West, Suite 400
San Antonio, Texas 78205	4,737,794	(1)	19.8%

The Vanguard Group, Inc.
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	1,682,416	(2)	7.0%

(1)
The Lion Fund II directly owns 3,962,604 shares of common stock and Steak n Shake directly owns 775,190 shares of common stock.  The shares owned by Steak n Shake are subject to a pledge under its existing credit facility.  Each of Biglari Capital, as the general partner of the Lion Fund II, and Mr. Biglari, as the Chairman and Chief Executive Officer of Biglari Capital, may be deemed to beneficially own the 3,962,604 Shares directly held by the Lion Fund II, and Mr. Biglari, as Chairman and Chief Executive Officer of Steak n Shake, may be deemed to beneficially own the 775,190 Shares directly held by Steak n Shake.

(2)	Based solely on Schedule 13F filed by The Vanguard Group, Inc. for the quarter ended June 30, 2013.

Security Ownership of Management

The following table presents information regarding the number of shares of our common stock beneficially owned, as of September 25, 2013, by each of our directors, each of our Named Executive Officers, and by our current directors and executive officers as a group. Unless otherwise noted, these persons have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class

Sandra B. Cochran	121,507	*
Lawrence E. Hyatt	21,732	*
Douglas E. Barber	20,961	*
Nicholas V. Flanagan	4,873	*
Edward A. Greene	16,327	*
Thomas H. Barr	2,141	*
James W. Bradford	5,233	*
Glenn A. Davenport	4,141	*
Richard J. Dobkin	22,044	*
Norman E. Johnson	1,797	*
William W. McCarten	3,182	*
Martha M. Mitchell	23,208	*
Coleman H. Peterson	3,182	*
Andrea M. Weiss	19,122	*

All executive officers and directors as a group (18 persons)	280,971	1.2%

*	Less than one percent.

(1)	Includes the following number of shares of restricted stock and shares subject to options exercisable by the named holders within 60 days:

Edward A. Greene	1,000
Thomas H. Barr	2,141
James W. Bradford	2,505
Glenn A. Davenport	2,141
Richard J. Dobkin	5,454
Norman E. Johnson	1,797
William W. McCarten	1,454
Martha M. Mitchell	6,454
Coleman H. Peterson	1,454
Andrea M. Weiss	6,454

All executive officers and directors as a group (18)	31,687

The shares of restricted stock described in this note are considered outstanding for the purpose of computing the percentage of outstanding Cracker Barrel common stock owned by each named individual and by the group. They are not considered outstanding for the purpose of computing the percentage ownership of any other person.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 16, 2014

WRITTEN REQUEST
OF SHAREHOLDERS OF CRACKER BARREL OLD COUNTRY STORE, INC.

SOLICITED BY BIGLARI CAPITAL CORP., THE LION FUND II, L.P., STEAK N SHAKE OPERATIONS, INC., SARDAR BIGLARI AND PHILIP L. COOLEY (COLLECTIVELY, “BIGLARI”)
TO CALL A SPECIAL MEETING OF SHAREHOLDERS OF
CRACKER BARREL OLD COUNTRY STORE, INC.

THIS SOLICITATION IS NOT BEING MADE ON BEHALF OF CRACKER BARREL OLD COUNTRY STORE, INC.

Each of the undersigned hereby constitutes and appoints Biglari Capital Corp., with full power of substitution, the agent of the undersigned (said agent, together with each substitute appointed, if any, collectively, the “Designated Agents”) in respect of all shares of common stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (the “Company”) owned by each of the undersigned to do any or all of the following, to which each of the undersigned hereby consents:

1. The demand of the call of a special meeting of shareholders of the Company pursuant to the Company’s Amended and Restated Bylaws for the following purposes:  (i) to approve a non-binding proposal for the Board to (a) immediately pursue all potential extraordinary transactions, including the sale of the Company, and (b) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari to engage in an extraordinary transaction with the Company, and (ii) to transact such other business as may properly come before the special meeting.

2. The exercise of any and all rights of each of the undersigned incidental to calling the special meeting and causing the purposes of the authority expressly granted herein to the Designated Agents to be carried into effect; provided, however, that nothing contained in this instrument shall be construed to grant the Designated Agents the right, power or authority to vote any shares of Common Stock owned by the undersigned at the special meeting or at any other shareholders meeting.

The undersigned hereby authorizes and designates the Designated Agents to collect and deliver this request to the Company, and to deliver any other information required in connection therewith.

This request supersedes, and the undersigned hereby revokes, any earlier dated revocation which the undersigned may have submitted to Biglari, the Company or any designee of either.

Print Name:_______________________________________________________________

Signature:________________________________________________________________

Signature (if held jointly):______________________________________________

Title (only if shares are held by an entity):_____________________________

Dated:______________________________________________________

Please sign exactly as your shares are registered. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person. This demand will represent all shares held in all capacities.

PLEASE COMPLETE, SIGN, DATE AND MAIL
IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE